BRIDGES INVESTMENT FUND, INC.
                              8401 West Dodge Road
                             Omaha, Nebraska 68114

                            Telephone  402-397-4700
                            Facsimile  402-397-8617



                                   Directors
                                   ---------


                    Frederick N. Backer, Chairman of the Board
                    Edson L. Bridges II
                    Edson L. Bridges III
                    N. P. Dodge, Jr.
                    John W. Estabrook
                    Jon D. Hoffmaster
                    John J. Koraleski
                    Roger A. Kupka
                    Gary L. Petersen
                    Roy A. Smith
                    L.B. Thomas



                                    Officers
                                    --------


                    Edson L. Bridges II - President
                    Edson L. Bridges III - Executive Vice President Douglas P. Person - Vice President
                    Rosemary M. Teckmeyer - Vice President
                    Mary Ann Mason - Secretary
                    Kathleen J. Stranik - Assistant Secretary
                    Nancy K. Dodge - Treasurer



                                    Auditor
                                    -------


                              Arthur Andersen LLP
                              1700 Farnam Street
                              Omaha, Nebraska 68102



                               Corporate Counsel
                               -----------------


                         Baird, Holm, McEachen,
                          Pedersen, Hamann & Strasheim
                         1500 Woodmen Tower
                         Omaha, Nebraska 68102
Shareholder Letter                     1                  January 23, 1997




                                                       January 23, 1997

Dear Shareholder:

Review of 1996
--------------


     The net asset value per share of the Fund was $24.56 on December 31, 1996, ex-dividend $.145 per share. This price was 14.0% higher than the $21.54 net asset value per share at year-end 1995. The cash amounts distributed and made payable to shareholders during 1996 added up to $.80730 per share, consisting of $.55 in dividends and $.25730 in realized capital gains. Thus, the Fund's total return components for 1996 were $3.02 in price appreciation ($24.56 - $21.54 = $3.02) and $.80730 for a combined value improvement of $3.82730 per share. This $3.82730 per share increase in value, when compared to the beginning net asset value of $21.54, resulted in a 17.77% total return for the Fund during 1996.

     This 17.77% total return for 1996 extended to 19 the number of consecutive years in which the Fund earned a positive total return.

     The popular stock market averages, as measured by the Dow Jones Industrial Average and the Standard & Poor's 500 Composite Index, were up 29.49% and 22.96% respectively during 1996. The stock market's performance in 1996 was extraordinary in the sense that large price gains were achieved on top of a previous record high for the stock market. The stock price advances in 1996 were justified once again by solid increases in earnings per share. A favorable interest rate environment was a less dominant factor in the upward progress for stock prices during 1996.

Shareholder Letter                     2                 January 23, 1997


Fund Operations
---------------


     The net assets of the Fund were $29,249,488 on December 31, 1996, representing the highest level for shares outstanding for any calendar quarter reporting date. During 1996, net assets grew $5,196,742 or 21.6% from the $24,052,746 value on December 31, 1995.

     There were 1,190,831 shares outstanding on December 31, 1996. This position was the highest level for shares outstanding for any financial statement reporting period for the Fund. The net gain for shares outstanding during 1996 was 74,211 units, constituting a 6.6% increase compared to the 1,116,620 extant at December 31, 1995.

     In 1996, the ratio of net investment income to average net assets was 3.23%, the ratio of operating expenses to average net assets was 0.87%, and the portfolio turnover rate was 11%. The net investment income ratio of 3.23% was at the lowest level in the last five years, reflecting historically low current returns for 1996 for common stocks due to sharply elevated stock prices. The 0.87% ratio of operating expenses for 1996 was the lowest cost in the 34 year history of the Fund. The 11% portfolio turnover rate for 1996 was typical for the past five periods, although trading in the portfolio securities was well below the 20%-30% of average net asset turnover that prevailed for a ten-year or longer period of time in the past. In general, the companies in the Fund's portfolio have performed up to or exceeded the earnings expectations set by the management, thereby qualifying themselves as outstanding holdings on a long-term basis.

     Please refer to Exhibits 1 through 3, the Report of Independent Public Accountants, and pages 13 through 27 in the accompanying Audited Financial

Shareholder Letter                     3                  January 23, 1997

Statements for the year ending December 31, 1996, to locate the supporting detail and supplementary information about the Fund's operations during 1996.

     The text for the Management's Discussion and Analysis of the results for 1996 and the investment returns for the previous one year, five year, and ten year periods are located immediately following page 27 at the end of the Audited Financial Statements. The text for Management's Discussion and Analysis is provided as an integral part of the Fund's annual Prospectus disclosures. This information is intended to be extensive for a complete comprehension of the Fund's investment position and performance.

Dividend
--------


     On December 3, 1996, the Board of Directors declared a regular quarterly dividend and a year-end extra dividend from the net investment income earned during the October-December Quarter of 1996 and from any undistributed net investment income earlier in 1996. This dividend was made payable on January 23, 1997, from net income accrued through December 31, 1996, to shareholders of record on the same date. The determination of the exact amount per share of this dividend was delegated to the President and Treasurer of the Fund after the precise net income of the Fund was established on the record date. These two officers were ceded the authority to classify income payments between a regular quarterly amount and the year-end extra amount.

     The President and the Treasurer determined the ordinary income regular dividend to be $.135 per share and the year-end extra amount to be $.01 per share for a total of $.145 per share to be paid out under the dividend resolution adopted by the Board of Directors on December 3, 1996. This payment, in addition to the $.14 per share previously paid and declared in October, 1996, brought the total cash distributions payable from ordinary income earned during the Fourth Quarter of 1996 and throughout the entire year of 1996 to $.285 per

Shareholder Letter                     4                   January 23, 1997

share. The $.135 per share regular and $.01 extra amounts determined by the President and Treasurer were confirmed and ratified by the Board of Directors at their most recent regular meeting held on January 14, 1997.

Tax Information
----------------


     A letter of explanation regarding the taxability of the dividend and capital gains payments made by the Fund during 1996 will accompany this letter to you. You should provide a copy of this letter dated January 23, 1997, which addresses the preparation of information for Federal income tax returns, to your tax preparer or consultant.

Form 1099-DIV
--------------


     Bridges Investor Services, Inc. has prepared and will issue a Form 1099-DIV for 1996 for your shareholder account on or about January 31, 1997.


Market Value Information
------------------------


     Investors who own Individual Retirement Act and Standard Retirement Plan accounts in the Fund will receive a special message on the enclosed dividend reinvestment confirmation statement to disclose the market value of your account as of December 31, 1996. This information will be utilized in the filing of the Form 5498 and the Form 5500EZ reports with the appropriate Federal authorities by our personnel later on in 1997.

Annual Meeting
--------------

Shareholder Letter                     5                  January 23, 1997

     The Proxy and Proxy Statement for the Thirty-Fourth Annual Meeting of the Shareholders of the Fund, to be held on Tuesday, February 18, 1997, at 11:00 a.m., will accompany this report. Shareholders are encouraged to attend the Annual Meeting at the offices of the Fund. If you plan to be present, please notify the Fund's Corporate Secretary, Mrs. Mary Ann Mason, or our Treasurer, Mrs. Nancy K. Dodge by phone, by letter, or by written note on your Proxy form.

     Under Federal regulations that became effective on November 23, 1994, the Fund must report the results or tabulation of the votes on each matter and director nominees in the next shareholder semi-annual and annual communication following the shareholder meeting. The results for the last Annual Meeting of the Shareholders of the Fund were published in a letter dated April 29, 1996. This same report appears as Exhibit 4, attached hereto, to fulfill the annual communication requirement.

The Outlook
------------


     Solid, consistent growth in corporate profits, reasonable interest rates, and controlled, moderate annual rates of inflation for consumer prices are the three major contributing influences to the positive climate for bond and stock prices since 1991 that have built the present fine asset values for securities holders during the mid-1990's. For 1997, the Fund's management expects that beneficial effects from these conditions will continue with perhaps some less persistency than the trends witnessed in 1995 and 1996.

     With respect to interest rates, there has been some recent divergence between the movement of the short and long-term maturity markets wherein the long sector has price weakness and rising yields, while the short rates have been stable to slightly down in recent weeks. The advance in long-term yields may be a reflection of intensifying price inflation -- the 3.3% gain for the consumer price index for 1996 was the highest annual inflation rate since 1990.

Shareholder Letter                     6                   January 23, 1997

     The U.S. economy continues its long, slow advance from the 1990-1991 recession into 1997. Inventories held by manufacturers are generally low relative to sales volumes. A rising ratio of sales to inventory would be a key indicator of a coming recession. In late 1996, the reverse reading was the case. The composite index of eleven leading indicators of future economic activity was at a record level, portending a rising trend for general business activity in the United States for at least the first six to nine months of 1997. The recovery and the recent strength of the U.S. dollar in relation to foreign currencies, particularly the German mark and the Japanese yen, are likely to slow the growth in U.S. exports and dampen overall production in some sectors of the U.S. manufacturing economy during 1997. In sum, the economic outlook for the domestic economy and financial markets is more positive than analysts would normally expect for the sixth year of an expansion phase for the general business cycle.

     The present elevated level of stock prices may already reflect these positive assessments. Normal trading patterns for past stock market advances to new peaks would call for a pullback of 20% or more from the top. This expectation has been in place for two years or more without coming to pass.
What are the factors unique to this cycle that have postponed the anticipated market correction? The ones of greatest importance may be: (1) the changes in asset allocations away from fixed income towards common stocks by investors in 401(k) plans that keep a steady flow of cash from paychecks going to equity fund managers; (2) the increased use of index funds that immediately invest cash received into stocks without regard for valuation standards; (3) the positive price trend for stocks creates its own psychological momentum; and (4) the dynamic earnings in the year-over-year improvements in earnings per share that tend to be better than expected. The potential double digit returns for stocks seem highly attractive in comparison to single digit probable annual rewards for fixed income securities.

Shareholder Letter                     7               January 23, 1997

     The end of these trends is difficult to forecast. The Fund's management will be alert to an alteration of the prevailing market psychology. The portfolio has cash reserves and Treasuries ready to acquire good values in a market selloff or correction. Meantime, the earnings outlook for most of our portfolio companies is positive for 1997 over 1996 levels, and the management is cautiously optimistic about prospects for this year.

Appreciation
-------------


     The Board of Directors and the officers of the Fund join me in expressing our appreciation for your investment in shares of our Company.

                                        Sincerely yours,


                                        Edson L. Bridges II
                                        President

ELBII:kjs
                                      -5-



                                   Exhibit 1
                                   ---------

                         BRIDGES INVESTMENT FUND, INC.
                         -----------------------------

                        STATEMENT OF INCOME AND EXPENSES
                              BY CALENDAR QUARTER
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                           March 31,  June 30,   September 30,  December 31,    Annual
                            1996       1996       1996           1996            Total

Investment Income:
  Interest                  $109,862   $111,227     $117,939       $124,354    $463,382
  Dividends                  101,326    101,173      106,865        103,730     413,094
                             -------    -------      -------        -------     -------


  Total Investment Income   $211,188   $212,400     $224,804       $228,084    $876,476
                             -------    -------      -------        -------     -------


Expenses:
  Management fees           $ 32,107   $ 33,649     $ 33,450       $ 36,380    $135,586
  Custodian fees               8,452      8,837        8,787          9,521      35,597
  Bookkeeping services         1,621      3,640        2,982          4,857      13,100
  Printing and supplies        5,399      2,513        2,272          2,603      12,787
  Professional services        2,725      2,725        2,725          2,725      10,900
  Insurance                    2,349      2,349        3,348          2,099      10,145
  Dividend disbursing and
    transfer agent fees        3,246      2,141        1,899          2,105       9,391
  Computer programming         1,125      1,125        1,650          3,700       7 600
  Taxes and licenses             266        266          267            266       1,065
  Foreign taxes paid on
    dividends                   -           765          289          -           1,054
                             -------    -------      -------        -------     -------




      Total Expenses        $ 57,290   $ 58,010     $ 57,669       $ 64,256    $237,225
                            --------   --------     --------       --------    --------





NET INVESTMENT INCOME       $153,898   $154,390     $167,135       $163,828    $639,251
                            ========   ========     ========       ========    ========






Sources: Unaudited Quarterly Reports to the Shareholders of Bridges Investment Fund, Inc. for the March 31, June 30, and September 30 periods. Audited information for the Annual Total.


                                      -6-


                                    Exhibit 2
                                    ---------


                          BRIDGES INVESTMENT FUND, INC.
                          -----------------------------


                        HISTORICAL FINANCIAL INFORMATION

Valuation       Net      Shares       Net Asset      Dividend/ Capital
 Date          Assets    Outstanding  Value/Share     Share    Gains/Share
 ----          ------    -----------  -----------    --------  -----------
  07-01-63    $  109,000       10,900    $10.00    $   -      $   -
  09-30-63       109,764       10,900     10.07        -          -
  12-31-63       159,187       15,510     10.13       .07         -
  03-31-64       202,354       19,105     10.59       .07         -
  06-30-64       253,932       23,438     10.83       .07         -
  09-30-64       310,307       28,286     10.97       .07         -
  12-31-64       369,149       33,643     10.97       .07         -
  03-31-65       434,523       38,531     11.28       .075       .028
  06-30-65       491,068       44,667     10.99       .07         -
  09-30-65       558,913       47,710     11.71       .07         -
  12-31-65       621,241       51,607     12.04       .07         -
  03-31-66       661,711       55,652     11.89       .085        -
  06-30-66       643,920       57,716     11.16       .07         -
  09-30-66       592,628       58,610     10.11       .07         -
  12-31-66       651,282       59,365     10.97       .07         -
  03-31-67       728,115       60,181     12.10       .085        -
  06-30-67       753,075       61,364     12.27       .07         -
  09-30-67       823,967       62,810     13.12       .07         -
  12-31-67       850,119       64,427     13.20       .07         -
  03-31-68       812,416       65,607     12.38       .105        -
  06-30-68     1,013,629       72,214     14.04       .07         -
  09-30-68     1,046,852       72,633     14.41       .07         -
  12-31-68     1,103,734       74,502     14.81       .07         -
  03-31-69     1,083,278       77,393     14.00       .15         -
  06-30-69     1,030,784       79,169     13.02       .07         -
  09-30-69     1,063,290       83,291     12.77       .07         -
  12-31-69     1,085,186       84,807     12.80       .07         -
  03-31-70     1,061,534       87,349     12.15       .16         -
  06-30-70       843,133       88,367      9.54       .07         -
  09-30-70       959,114       89,417     10.73       .07         -
  12-31-70     1,054,162       90,941     11.59       .07         -
  03-31-71     1,168,919       91,819     12.73       .16         -
  06-30-71     1,198,777       92,573     12.94       .07         -
  09-30-71     1,200,753       92,723     12.95       .07         -
  12-31-71     1,236,601       93,285     13.26       .07         -
  03-31-72     1,285,684       93,661     13.73       .14        .08
  06-30-72     1,228,951       93,834     13.10       .07         -
  09-30-72     1,208,454       92,258     13.10       .07         -
  12-31-72     1,272,570       93,673     13.59       .07         -
  03-31-73     1,152,089       96,695     11.91       .13        .07
  06-30-73     1,073,939       97,943     10.96       .07         -
  09-30-73     1,131,789       99,353     11.39       .07         -
  12-31-73     1,025,521      100,282     10.23       .07         -

                                      -7-

EXHIBIT 2 - HISTORICAL FINANCIAL INFORMATION


Valuation       Net      Shares       Net Asset      Dividend/ Capital
 Date          Assets    Outstanding  Value/Share     Share    Gains/Share
 ----          ------    -----------  -----------    --------- -----------

  03-31-74       988,697      101,763      9.72       .14         -
  06-30-74       863,820      101,578      8.50       .07         -
  09-30-74       667,051      101,292      6.59       .07         -
  12-31-74       757,545      106,909      7.09       .07         -
  03-31-75       909,125      106,162      8.56       .14         -
  06-30-75     1,028,687      106,517      9.66       .07         -
  09-30-75       954,187      107,651      8.86       .07         -
  12-31-75     1,056,439      111,619      9.46       .07         -
  03-31-76     1,230,953      115,167     10.69       .16         -
  06-30-76     1,265,767      117,506     10.77       .07         -
  09-30-76     1,313,363      121,229     10.83       .07         -
  12-31-76     1,402,661      124,264     11.29       .08         -
  03-31-77     1,335,592      126,714     10.54       .188       .062
  06-30-77     1,456,451      134,575     10.82       .08         -
  09-30-77     1,450,573      139,402     10.41       .08         -
  12-31-77     1,505,147      145,252     10.36       .08         -
  03-31-78     1,418,417      146,380      9.69       .211       .049
  06-30-78     1,523,758      145,470     10.47       .09         -
  09-30-78     1,672,364      150,729     11.10       .09         -
  12-31-78     1,574,097      153,728     10.24       .09         -
  03-31-79     1,724,695      162,627     10.61       .204       .051
  06-30-79     1,773,427      163,640     10.84       .09         -
  09-30-79     1,913,242      167,426     11.43       .09         -
  12-31-79     1,872,059      165,806     11.29       .09         -
  03-31-80     1,769,935      170,882     10.36       .25        .0525
  06-30-80     1,974,288      169,675     11.64       .10         -
  09-30-80     2,204,689      173,549     12.70       .10         -
  12-31-80     2,416,997      177,025     13.65       .10         -
  03-31-81     2,424,976      184,148     13.17       .29        .0868
  06-30-81     2,356,007      186,307     12.65       .11         -
  09-30-81     2,128,956      183,447     11.61       .11         -
  12-31-81     2,315,441      185,009     12.52       .12         -
  03-31-82     2,165,531      194,140     11.15       .39        .19123
  06-30-82     2,074,816      190,067     10.92       .13         -
  09-30-82     2,262,073      189,837     11.92       .13         -
  12-31-82     2,593,411      195,469     13.27       .13         -
  03-31-83     2,815,081      209,390     13.44       .40        .2500
  06-30-83     3,030,744      212,068     14.29       .15         -
  09-30-83     3,210,564      223,059     14.39       .15         -
  12-31-83     3,345,988      229,238     14.60       .15         -
  03-31-84     3,279,542      247,700     13.24       .32        .5000
  06-30-84     3,322,155      262,695     12.65       .16         -
  09-30-84     3,554,876      263,783     13.48       .16         -
  12-31-84     3,727,899      278,241     13.40       .16         -
  03-31-85     4,058,327      300,068     13.52       .22        .6800
  06-30-85     4,351,707      305,496     14.24       .16         -
  09-30-85     4,260,686      310,379     13.73       .16         -
  12-31-85     4,962,325      318,589     15.58       .16         -
  03-31-86     5,663,449      347,479     16.30       .208       .86227
  06-30-86     6,174,120      365,531     16.89       .16         -

                                      -8-

EXHIBIT 2 - HISTORICAL FINANCIAL INFORMATION

Valuation       Net      Shares       Net Asset      Dividend/ Capital
 Date          Assets    Outstanding  Value/Share     Share    Gains/Share
 ----          ------    -----------  -----------    --------  -----------

  09-30-86     6,392,215      399,871     15.99       ,16         -
  12-31-86     6,701,786      407,265     16.46       .16         -
  03-31-87     8,766,205      491,228     17.85       .196       .79447
  06-30-87     9,214,305      509,569     18.08       .16         -
  09-30-87     9,921,139      530,566     18.70       .16         -
  12-31-87     7,876,275      525,238     15.00       .14        .24513
  03-31-88     8,649,901      565,608     15.29       .16         -
  06-30-88     9,027,829      574,563     15.71       .15         -
  09-30-88     8,986,977      575,956     15.60       .16         -
  12-31-88     8,592,807      610,504     14.07       .38       1.10967
  03-31-89     9,103,009      618,331     14.72        -          -
  06-30-89     9,531,124      614,861     15.50       .16         -
  09-30-89    10,815,006      652,207     16.58       .16         -
  12-31-89    10,895,182      682,321     15.97       .35       0.53769
  03-31-90    11,000,740      695,558     15.82        -          -
  06-30-90    11,521,748      696,414     16.54       .16       0.02646
  09-30-90    10,534,037      706,268     14.92       .16         -
  12-31-90    11,283,448      744,734     15.15       .35       0.40297
  03-31-91    12,685,391      759,477     16.70        -          -
  06-30-91    12,485,281      766,387     16.29       .16         -
  09-30-91    13,225,379      780,213     16.95       .16         -
  12-31-91    14,374,679      831,027     17.30       .34       0.29292
  03-31-92    14,428,305      851,349     16.95        -          -
  06-30-92    14,691,191      863,019     17.02       .15         -
  09-30-92    15,940,013      910,936     17.50       .16         -
  12-31-92    17,006,789      971,502     17.51       .325      0.15944
  03-31-93    18,071,613    1,008,275     17.92        -          -
  06-30-93    17,621,101      992,755     17.75       .15         -
  09-30-93    17,949,559      999,163     17.96       .15         -
  12-31-93    17,990,556    1,010,692     17.80       .3125     0.17075
  03-31-94    17,777,177    1,021,219     17.41        -          -
  06-30-94    17,953,364    1,033,984     17.36       .14         -
  09-30-94    18,472,176    1,036,473     17.82       .15         -
  12-31-94    18,096,297    1,058,427     17.10       .30       0.17874
  03-31-95    19,835,494    1,072,309     18.50        -          -
  06-30-95    21,416,325    1,076,463     19.90       .14         -
  09-30-95    22,527,409    1,082,829     20.80       .14         -
  12-31-95    24,052,746    1,116,620     21.54       .295      0.19289
  03-31-96    26,025,304    1,148,429     22.66         -         -
  06-30-96    27,108,210    1,157,425     23.42       .1325       -
  09-30-96    27,451,784    1,165,788     23.55       .1325       -
  12-31-96    29,249,488    1,190,831     24.56       .285      0.25730

                                      -9-



                                   Exhibit 3
                                   ---------


                         BRIDGES INVESTMENT FUND, INC.
                         -----------------------------


                             PORTFOLIO TRANSACTIONS
                             DURING THE PERIOD FROM
                   OCTOBER 1, 1996, THROUGH DECEMBER 31, 1996



                                          Bought or       Held After
                Securities                Received        Transaction
                ----------                ----------      -----------
                                          $1,000 Par      $1,000 Par
           Common Stocks Unless             Value (M)       Value (M)
            Described Otherwise             or Shares       or Shares

(1) <F1>  First USA                        2,000            4,000
(2)  <F2> Microsoft Corporation            4,000            8,000
(3) <F3>  NIKE, Inc.                       2,000            4,000
(4)  <F4> Sun Microsystems, Inc.           1,000            2,000
(5)  <F5> Lucent Technologies, Inc.        1,620.42         1,620.42
(6)  <F6> Union Pacific Resources Group    3,387.6          3,387.6
      MemberWorks, Inc.                    2,000            2,000
      Transaction System Architects        4,000            4,000
      West Teleservices Corporation       11,000           11,000
      AirTouch Communications, Inc.        3,000            3,000
        4.25% Series C Conv. Preferred
      U.S. Treasury Bonds - 7.625%           100M             300M
        due 2/15/07
      U.S. Treasury Bonds - 7.50%            100M             300M
        due 11/15/16
      U.S. Treasury Notes - 7.25%            100M             300M
        due 5/15/04
      U.S. Treasury Notes - 7.50%            100M             300M
        due 2/15/05
     Various issues of Commercial         40,120M           2,920M
       Paper Notes Purchased during
       4th Qtr., 1996



<F1>(1) - Received 2,000 shares in a 2-for-1 stock split on November 11, 1996.
<F2>(2) - Received 4,000 shares in a 2-for-1 stock split on December 9, 1996.
<F3>(3) - Received 2,000 shares in a 2-for-1 stock split on October 24, 1996.
<F4>(4) - Received 1,000 shares in a 2-for-1 stock split on December 11, 1996.
<F5>(5) - Received in a 0.324084-for-1 spin-off from A T & T on October 1, 1996.
<F6>(6) - Received in a 0.8469-for-1 spin-off from Union Pacific on October 16,
      1996






                                      -10-
                                   Exhibit 3


                         BRIDGES INVESTMENT FUND, INC.
                         -----------------------------


                             PORTFOLIO TRANSACTIONS
                             DURING THE PERIOD FROM
                   OCTOBER 1, 1996, THROUGH DECEMBER 31, 1996
                                  (Continued)





                                          Sold or         Held After
                Securities                Exchanged       Transaction
                                          $1,000 Par      $1,000 Par
                ----------                ----------      ------------
           Common Stocks Unless             Value (M)       Value (M)
            Described Otherwise             or Shares       or Shares

      Brinker International, Inc.           3,000              --
      Linear Technology Corporation         1,000              --
      Monsanto Company                      5,500            12,000
      Perrigo Company                       3,000              --
      Wal-Mart Stores, Inc.                10,000              --
      360 Communications Company            2,666              --
      Lucent Technologies, Inc.                  .42          1,620
      Union Pacific Resources Group              .6           3,387
     Various issues of Commercial Paper    40,085M             --
     Notes maturing during
     4th Qtr., 1996


                                      -11-

                                    Exhibit 4
                                    ---------

                          BRIDGES INVESTMENT FUND, INC.
                          -----------------------------

                REPORTS TO STOCKHOLDERS OF MANAGEMENT COMPANIES

                               In Accordance With

      Rule 30d-1(b) of the General Rules and Regulations Promulgated Under

                 The Investment Company Act of 1940 as Amended

     "If any matter was submitted during the period covered by the shareholder report to a vote of the shareholders, through the solicitation of proxies or otherwise, furnish the following information:"

(1)   Annual Meeting held on February 20, 1996, at 11:00 a.m.

(2) Election of Directors for one year terms (All Directors Stand for Annual Election):

                                    - - - - - -Votes Cast - - - - - -

                                                            Withhold
                                                For All     Authority
 Names of Directors                             Nominees   To Vote For
 Elected at Meeting                   For        Except    All Nominees
 ------------------                   ---       --------   ------------


Frederick N. Backer                 1,008,182    None        1,549
Edson L. Bridges II                 1,008,182    None        1,549
Edson L. Bridges III                1,005,209   2,973        1,549
N. P. Dodge, Jr.                    1,007,540     642        1,549
John W. Estabrook                   1,008,182    None        1,549
Jon D. Hoffmaster                   1,006,973   1,209        1,549
John J. Koraleski                   1,008,182    None        1,549
Roger D. Kupka                      1,008,182    None        1,549
Gary L. Petersen                    1,008,182    None        1,549
Roy A. Smith                        1,008,182    None        1,549
L.B. Thomas                         1,008,182    None        1,549


(3)  A brief description for each matter voted upon at the meeting:

          Matters Voted Upon               For      Against       Abstain
          ------------------               ---      -------       -------


(a) For a proposed investment            1,007,291    None         2,440
    advisory contract which continues
    the employment of Bridges
    Investment Counsel, Inc. as
    investment adviser to the Fund
    for the period from April 17,
    1996 through April 17, 1997

(b) For the ratification of the          1,006,973    None         2,758
    selection of Arthur Andersen
    LLP as independent auditors
    of the Fund for the Fiscal
    Year ending December 31, 1996



                                      -12-




                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    ----------------------------------------




To the Shareholders and the Board of Directors of Bridges Investment Fund, Inc.:


     We have audited the accompanying statement of assets and liabilities of Bridges Investment Fund, Inc., including the schedule of portfolio investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Bridges Investment Fund, Inc. as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.



                                                             ARTHUR ANDERSEN LLP


Omaha, Nebraska
  January 15, 1997
                                      -13-

                         BRIDGES INVESTMENT FUND, INC.

                       SCHEDULE OF PORTFOLIO INVESTMENTS

                               DECEMBER 31, 1996


                                                     Number      Market
         Title of Securities                       of Shares      Value

      COMMON STOCKS - (74.0%)

Aircraft - Manufacturing  - 2.2%
  The Boeing Co.                                   6,000      $   639,000

Amusements - Recreation - Sporting Goods 0.8%
  NIKE, Inc.                                       4,000      $   240,000

Banking and Finance  - 5.4%
  First National of Nebraska, Inc.                   230      $   782,000
  NationsBank Corporation                          3,000          293,250
  Norwest Corporation                              6,000          261,000
  State Street Boston Corp.                        4,000          258,500
                                                              -----------
                                                              $ 1,594,750
                                                              -----------

Beverages - Soft Drinks  - 2.4%
  PepsiCo, Inc.                                   24,000      $   702,000

Building Materials - Forest Products  - 0.7%
  Georgia Pacific Corp.                            3,000      $   216,000

Chemicals  - 7.4%
  The Dow Chemical Company                         7,000      $   548,625
  Du Pont (E.I.) De Nemours & Company              4,000          376,500
  Eastman Kodak Company                            7,000          561,750
  Monsanto Company                                12,000          466,500
  Morton International, Inc.                       5,000          203,750
                                                              -----------
                                                              $ 2,157,125
                                                              -----------

Computers - Hardware and Software  - 6.7%
  Cisco Systems, Inc.*<F5>                         2,000      $   127,250
  Electronic Data Systems Corp.                    4,223          182,645
  HNC Software, Inc.*<F5>                          2,000           62,500
  Hewlett-Packard Co.                             12,000          603,000
  International Business Machines Corporation      1,000          151,500
  Microsoft Corporation*<F5>                       8,000          661,000
  Sun Microsystems, Inc.*<F5>                      2,000           51,376
  Transaction System Architects*<F5>               4,000          133,000
                                                              -----------
                                                              $ 1,972,271
                                                              -----------

Commercial Services - 0.1%
  MemberWorks, Inc.*<F5>                           2,000      $    30,500





                                      -14-

                         BRIDGES INVESTMENT FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (Continued)

                               DECEMBER 31, 1996


                                                     Number      Market
                Title of Security                  of Shares      Value

       COMMON STOCKS   (Continued)

Drugs - Medicines - Cosmetics  - 7.6%
  Abbott Laboratories                              8,000      $   406,000
  Amgen, Inc.*<F5>                                 1,000           54,375
  Bristol-Myers Squibb Co.                         3,000          327,000
  Elan Corporation PLC ADR*<F5>                    4,000          133,000
  Johnson & Johnson                               10,000          497,500
  Merck & Co., Inc.                               10,000          796,250
                                                              -----------
                                                              $ 2,214,125
                                                              -----------

Electrical Equipment and Supplies  - 2.0%
  General Electric Co.                             6,000      $   593,250

Electronics  - 3.5%
  Intel Corporation                                4,000      $   523,752
  Motorola, Inc.                                   8,000          490,000
                                                              -----------
                                                              $ 1,013,752
                                                              -----------

Finance - Real Estate  - 2.3%
  Federal Home Loan Mortgage Corporation           6,000      $   662,250

Finance - Services  - 0.5%
  First USA, Inc.                                  4,000      $   138,500

Food - Miscellaneous Products  - 3.9%
  Philip Morris Companies, Inc.                   10,000      $ 1,130,000

Forest Products & Paper - 1.0%
  Kimberly-Clark Corporation                       3,000      $   285,750

Insurance - Multiline  - 1.4%
  American International Group, Inc.               1,000      $   108,250
  General Re Corp.                                 2,000          315,500
                                                              -----------
                                                              $   423,750
                                                              -----------

Insurance - Municipal Bond  - 1.0%
  MBIA, Inc.                                       3,000      $   303,750




                                  -15-

                         BRIDGES INVESTMENT FUND, INC.

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (Continued)

                               DECEMBER 31, 1996

                                                     Number      Market
                Title of Security                  of Shares      Value
       COMMON STOCKS   (Continued)

Lumber and Wood Products  - 0.8%
  Weyerhaeuser Company                             5,000      $   236,875

Machinery - Construction & Mining  - 0.8%
  Caterpillar, Inc.                                3,000      $   225,750

Metal Products - Miscellaneous  - 1.0%
  Nucor Corporation                                5,500      $   280,500

Motion Pictures and Theatres  - 1.7%
  Walt Disney Co.                                  7,000      $   488,250

Petroleum Producing  - 7.0%
  Amoco Corporation                                5,000      $   403,125
  Atlantic Richfield Company                       2,000          265,000
  Chevron Corporation                             10,000          650,000
  Exxon Corporation                                4,000          392,000
  Mobil Corporation                                2,000          244,500
  Union Pacific Resources Group                    3,387           98,223
                                                              -----------
                                                              $ 2,052,848
                                                              -----------

Printing and Engraving  - 0.6%
  Deluxe Corp.                                     5,000      $   163,750

Publishing - Newspapers  - 1.0%
  Gannett Co., Inc.                                4,000      $   299,500

Publishing - Electronic  - 1.6%
  Reuters Holdings PLC                             6,000      $   459,000

Restaurants - Food Service  - 0.2%
  Apple South, Inc.                                3,500      $    47,250

Retail Stores - Apparel and Clothing  - 1.4%
  Gap, Inc.                                       14,000      $   421,750

Retail Stores - Building Materials and Home
                   Improvement - 0.5%
  Home Depot, Inc.                                 3,000      $   150,375




                                      -16-


                         BRIDGES INVESTMENT FUND, INC.

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (Continued)

                               DECEMBER 31, 1996


                                                     Number      Market
                Title of Security                  of Shares      Value

       COMMON STOCKS   (Continued)

Retail Stores - Department  - 1.4%
  Dayton Hudson Corporation                       10,500      $   412,125

Retail Stores - Variety  - 0.8%
  Albertson's Inc.                                 6,500      $   231,563

Telecommunications  - 4.5%
  A T & T Corp.                                    5,000      $   216,875
  GTE Corporation                                 10,000          453,750
  Lucent Technologies, Inc.                        1,620           74,925
  Sprint Corporation                               8,000          319,000
  West Teleservices Corporation*<F5>              11,000          250,250
                                                              -----------
                                                              $ 1,314,800
                                                              -----------

Transportation - Railroads  - 0.8%
  Union Pacific Corporation                        4,000      $   240,500


Utilities - Telecommunications  - 0.4%
  U S West Communications Group                    4,000      $   129,000

Waste Management  - 0.6%
  WMX Technologies, Inc.                           5,500      $   178,750
                                                              ------------

       TOTAL COMMON STOCKS (Cost - $11,400,758)               $21,649,359
                                                              ------------

       PREFERRED STOCKS  (0.5%)

Telecommunications - (0.5%)
  AirTouch Communications, Inc. 4.25% Series C     3,000      $   135,000
    Convertible Preferred

       Total Preferred Stocks (Cost - $137,925)               $   135,000
                                                              -----------

       Total Stocks (Cost - $11,538,683)                      $21,784,359
                                                              -----------

<F5>*Nonincome-producing security


                                      -17-

                         BRIDGES INVESTMENT FUND, INC.

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (Continued)

                               DECEMBER 31, 1996


                                                   Principal     Market
                Title of Security                    Amount       Value

      DEBT SECURITIES (25.4%)

Broadcast - Radio and Television (0.1%)-
  Comcast Corporation 3.375% Step-Up
    Convertible Subordinated Debentures
    due September 9, 2005                         $ 50,000    $    46,750

Food - Miscellaneous Products (0.4%) -
  Super Valu Stores, Inc. 8.875%
    Promissory Notes, due June 15, 1999           $100,000    $   105,633

U.S. Government (11.9%) -
  U.S. Treasury, 8.875% Notes,
    due November 15, 1997                          200,000        204,812

  U.S. Treasury, 9.000% Notes,
    due May 15, 1998                               200,000        207,937

  U.S. Treasury, 9.125% Notes,
    due May 15, 1999                               200,000        213,750

  U.S. Treasury, 8.750% Notes,
    due August 15, 2000                            200,000        216,750

  U.S. Treasury, 8.000% Notes,
    due May 15, 2001                               200,000        213,688

  U.S. Treasury, 7.500% Notes,
    due May 15, 2002                               200,000        211,500

  U.S. Treasury, 10.750% Bonds
    due February 15, 2003                          200,000        244,813

  U.S. Treasury, 7.250% Notes,
    due May 15, 2004                               300,000        315,750

  U.S. Treasury, 7.50% Notes,
    due February 15, 2005                          300,000        320,906

  U.S. Treasury, 9.375% Bonds,
    due February 15, 2006                          200,000        240,625


                                      -18-

                         BRIDGES INVESTMENT FUND, INC.

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (Continued)

                               DECEMBER 31, 1996


                                                   Principal     Market
                Title of Security                    Amount       Value

       DEBT SECURITIES   (Continued)

U.S. Government - (Continued)
  U.S. Treasury, 7.625% Bonds,
    due February 15, 2007                          300,000        314,812

  U.S. Treasury, 8.75% Bonds,
    due November 15, 2008                          200,000        224,625

  U.S. Treasury, 9.125% Bonds,
    due May 15, 2009                               200,000        230,375

  U.S. Treasury, 7.500% Bonds,
    due November 15, 2016                          300,000        324,656
                                                             ------------

                                                              $ 3,484,999
                                                              -----------

Household Appliances and Utensils (0.4%) -
  Maytag Corp., 9.75% Notes,
    due May 15, 2002                              $100,000    $   113,491

Office Equipment and Supplies (0.4%) -
  Xerox Corporation, 9.750%
    Notes, due March 15, 2000                     $100,000    $   109,125

Retail Stores - Broad Line Chains (0.5%) -
  Costco Wholesale Corporation 5.750%
    Convertible Subordinated Debentures,
    due May 15, 2002                              $150,000    $   143,625

Retail Stores - Department (0.9%) -
  Dillard Department Stores, Inc. 7.850%
    Debentures, due October 1, 2012               $150,000    $   160,090

  Sears Roebuck & Co.
    9.375% Debentures, due
    November 1, 2011                               100,000        120,000
                                                              -----------
                                                              $   280,090
                                                              -----------

Textiles - Miscellaneous (0.3%) -
  Guilford Mills, Inc.  6.000%
    Convertible Subordinated Debentures
    due September 15, 2012                        $100,000    $   101,000


                                      -19-

                         BRIDGES INVESTMENT FUND, INC.

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (Continued)

                               DECEMBER 31, 1996
                                                   Principal     Market
                Title of Security                    Amount       Value

       DEBT SECURITIES   (Continued)

Transportation - Railroads (0.5%) -
  Union Pacific Corporation 6.00%
  Notes, due September 1, 2003                    $  150,000  $   142,172


Commercial Paper - Short Term (10.0%) -
  American Express Credit Corp.
    Commercial Paper Note 5.5%
    due January 7, 1997                           $1,460,000  $ 1,460,000

  Ford Motor Credit Corp.
    Commercial Paper Note 5.5%
    due January 7, 1997                           $1,460,000  $ 1,460,000
                                                              -----------

                                                              $ 2,920,000
                                                              -----------

      TOTAL DEBT SECURITIES (Cost - $7,352,768)               $ 7,446,885
                                                              -----------



TOTAL INVESTMENTS IN SECURITIES
  (Cost - $18,891,451)                               (99.9%)  $29,231,244
CASH AND RECEIVABLES
  LESS TOTAL LIABILITIES                              (0.1%)       18,244
                                                              -----------
NET ASSETS, December 31, 1996                       (100.0%)  $29,249,488
                                                              ===========










                   The accompanying notes to financial statements
                     are an integral part of this schedule.
                                      -20-



                         BRIDGES INVESTMENT FUND, INC.


                      STATEMENT OF ASSETS AND LIABILITIES


                               DECEMBER 31, 1996


                                                               Amount
ASSETS
  Investments, at market value
     Common and preferred stocks (cost $11,538,683)         $21,784,358
     Debt securities (cost $7,352,768)                        7,446,886
                                                            -----------

          Total Investments                                 $29,231,244

  Cash                                                          117,812
  Receivables
     Dividends and interest                                     127,617
     Subscriptions to capital stock                               7,000
                                                             ----------


TOTAL ASSETS                                                $29,483,673
                                                            ===========



LIABILITIES
  Dividend distributions payable                            $   172,671
  Accrued operating expenses                                     61,514
                                                            -----------
TOTAL LIABILITIES                                           $   234,185
                                                            -----------


NET ASSETS
  Capital stock, $1 par value - Authorized 3,000,000
     shares,less 686,691 shares redeemed; 1,877,522
     shares issued; 1,190,831 shares outstanding            $ 1,190,831

  Paid-in surplus -
     Excess over par value of amounts received from sale
     of 1,877,522 shares, less amounts paid out in
     redeeming 686,691 shares                               17,717,042
                                                            ----------

          Net capital paid in on shares                    $18,907,873


  Accumulated net realized loss on investment
     transactions                                               (2,910)
  Net unrealized appreciation on investments                10,339,793
  Accumulated undistributed net investment income                4,732
                                                            -----------

TOTAL NET ASSETS                                           $29,249,488
                                                           ===========



NET ASSET VALUE PER SHARE                                    $24.56
                                                             ======


OFFERING PRICE PER SHARE                                     $24.56
                                                             ======


REDEMPTION PRICE PER SHARE                                   $24.56
                                                             ======




                   The accompanying notes to financial statements
                    are an integral part of this statement.


                                      -21-


                         BRIDGES INVESTMENT FUND, INC.


                            STATEMENT OF OPERATIONS


                      FOR THE YEAR ENDED DECEMBER 31, 1996



                                                        Amount        Amount
NVESTMENT INCOME
   Interest                                             $463,382
   Dividends                                             413,094
                                                        --------


        Total Investment Income                                    $876,476

EXPENSES
   Management fees                                      $135,586
   Custodian fees                                         35,597
   Bookkeeping services                                   13,100
   Printing and supplies                                  12,787
   Professional services                                  10,900
   Insurance                                              10,145
   Dividend disbursing and transfer
        agent fees                                         9,391
   Computer programming                                    7,600
   Taxes and licenses                                      1,065
   Foreign taxes paid on dividends                         1,054
                                                         -------


        Total Expenses                                             $ 237,225
                                                                   ---------


           NET INVESTMENT INCOME                                   $ 639,251
                                                                   ----------



REALIZED AND UNREALIZED
   GAIN ON INVESTMENTS, NET

   Net realized gain on transactions in
        investment securities                           $ 310,925

   Net increase in unrealized
        appreciation of investments                     3,502,945
                                                        ---------


        NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS            $3,813,870
                                                                   ----------



NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $4,453,121
                                                                   ==========


                   The accompanying notes to financial statements
                    are an integral part of this statement.


                                      -22-



                         BRIDGES INVESTMENT FUND, INC.



                      STATEMENTS OF CHANGES IN NET ASSETS


                 FOR THE YEAR ENDED DECEMBER 31, 1996 AND 1995



                                                 1996         1995

INCREASE IN NET ASSETS
  Operations -
     Net investment income                   $   639,251  $  622,174
     Net realized gain on transactions in
       investment securities                     310,925     243,759
     Net increase in unrealized
       appreciation of investments             3,502,945   4,750,041
                                             -----------   ---------

           Net increase in net assets
           resulting from operations         $ 4,453,121  $5,615,974

  Net equalization credits                         4,640       1,028

  Distributions to shareholders from -
     Net investment income                      (639,251)   (622,174)
     Net realized gain from investment
       transactions                             (304,773)   (211,269)
  Equalization                                    (4,109)        (64)
  Net capital share transactions               1,687,114   1,172,954
                                               ----------  ----------


           Total Increase in Net Assets      $ 5,196,742  $5,956,449


NET ASSETS:
  Beginning of year                           24,052,746  18,096,297
                                              ----------  ----------


  End of year (including accumulated
     undistributed net investment income
     of $4,732 and $4,199, respectively)     $29,249,488  $24,052,746
                                             ===========  ===========




                   The accompanying notes to financial statements
                   are an integral part of these statements.


                                      -23-


                         BRIDGES INVESTMENT FUND, INC.


                         NOTES TO FINANCIAL STATEMENTS


                               DECEMBER 31, 1996



(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


          Bridges Investment Fund, Inc. (Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The primary investment objective of the Fund is long-term capital appreciation. In pursuit of that objective, the Fund invests primarily in common stocks. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

     A.  Investments -


               Security transactions are recorded on the trade date at purchase cost or sales proceeds. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.

               Securities owned are reflected in the accompanying statement of assets and liabilities and the schedule of portfolio investments at quoted market value. Quoted market value represents the last recorded sales price on the last business day of the calendar year for securities traded on a national securities exchange. If no sales were reported on that day, quoted market value represents the closing bid price. The cost of investments reflected in the statement of assets and liabilities and the schedule of portfolio investments is the same as the basis used for Federal income tax purposes. The difference between cost and quoted market value of securities is reflected separately as unrealized appreciation (depreciation) as applicable.



                                                   1996          1995    Net
                                                                       Change
          Net unrealized appreciation (depreciation):

          Aggregate gross unrealized
            appreciation on securities     $10,462,757  $7,035,300

          Aggregate gross unrealized
            deorecuatuib on securities        (122,964)   (198,452)
                                           ------------ -----------


                         Net               $10,339,793  $6,836,848  $3,502,945
                                           ===========  ==========  ==========



          The net realized gain (loss) from the sales of securities is determined for income tax and accounting purposes on the basis of the cost of specific securities. The gain computed on the basis of average cost would have been substantially the same as that reflected in the accompanying statement of operations.



                                        -24-





     B. Federal Income Taxes -


               It is the Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, including the distribution of substantially all taxable income including net realized gains on sales of investments.
          Therefore, no provision is made for Federal income taxes.

     C. Distribution To Shareholders -


               The Fund accrues dividends to shareholders on the ex-dividend date.

     D. Equalization -


               The Fund uses the accounting practice of equalization by which a portion of the proceeds from sales and costs of redemption of capital shares, equivalent on a per share basis to the amount of undistributed net investment income on the date of the transactions, is credited or charged to undistributed income. As a result, undistributed net investment income per share is unaffected by sales or redemption of capital shares.

     E. Use of Estimates


               The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.



(2)  INVESTMENT ADVISORY CONTRACT


          Under an Investment Advisory Contract, Bridges Investment Counsel,
     Inc. (Investment Adviser) furnishes investment advisory services and performs certain administrative functions for the Fund. In return, the Fund has agreed to pay the Investment Adviser a fee computed on a quarterly basis at the rate of 1/8 of 1% of the average net asset value of the Fund during the quarter, equivalent to 1/2 of 1% per annum. Certain officers and directors of the Fund are also officers and directors of the Investment
     Adviser. These officers do not receive any compensation from the Fund other than that which is received indirectly through the Investment
     Adviser.

          The contract between the Fund and the Investment Adviser provides that total expenses of the Fund in any year, exclusive of stamp and other taxes, but including fees paid to the Investment Adviser, shall not exceed, in total, a maximum of 1 and 1/2% of the average month end net asset value of the Fund for the year. Amounts, if any, expended in excess of this limitation are reimbursed by the Investment Adviser as specifically identified in the Investment Advisory Contract.




                                      -25-

(3)  DIVIDEND DISBURSING AND TRANSFER AGENT


          Effective October 1, 1987, dividend disbursing and transfer agent services are provided by Bridges Investor Services, Inc. (Transfer Agent).
     The fees paid to the Transfer Agent are intended to approximate the cost to the Transfer Agent for providing such services. Certain officers and directors of the Fund are also officers and directors of the Transfer
     Agent.




(4)  SECURITY TRANSACTIONS


          The cost of long-term investment purchases during the years ended
     December 31, was:




                                                         1996           1995
      United States government obligations            $  915,945     $  199,498
      Other Securities                                 1,597,324      1,181,022
                                                      ----------     ----------

                    Total Cost                        $2,513,269     $1,380,520
                                                      ==========     ==========




            Net proceeds from sales of long-term investments during the years ended December 31, were:



                                                         1996           1995


      United States government obligations            $  423,528     $  200,000
      Other Securities                                 1,567,634      1,503,775
                                                      ----------      ---------


                     Total Net Proceeds               $1,991,162     $1,703,775
                                                      ==========     ==========



                     Total Cost Basis of
                       Securities Sold                $1,680,237     $1,460,016
                                                      ==========     ==========






(5)  NET ASSET VALUE


           The net asset value per share represents the effective price for all subscriptions and redemptions.





                                      -26-


(6)  CAPITAL STOCK


      Shares of capital stock issued and redeemed are as follows:



                                                         1996           1995


            Shares sold                                   88,405         83,027
            Shares issued to shareholders in
              reinvestment of net investment
              income and realized gain from
              security transactions                       34,880         36,926
                                                        ---------      ---------

                                                         123,285        119,953
            Shares redeemed                               49,074         61,760
                                                         --------       --------

              Net increase                                74,211         58,193
                                                         ========       ========




      Value of capital stock issued and redeemed is as follows:



                                                         1996            1995



          Shares sold                                  $1,992,810     $1,627,894
          Shares issued to shareholders in
            reinvestment of net investment
            income and realized gain from
            security transactions                         832,894        725,065
                                                      -----------    -----------

                                                       $2,825,704     $2,352,959
          Shares redeemed                               1,138,590      1,180,005
                                                       ----------     ----------

            Net increase                               $1,687,114     $1,172,954
                                                       ==========     ==========












(7)  DISTRIBUTION TO SHAREHOLDERS


          On December 3, 1996 a cash distribution was declared from net investment income accrued through December 31, 1996. This distribution was ultimately calculated as $.145 per share aggregating $168,562. (This dividend includes $4,109 that represents a return of capital distribution to shareholders for Federal income tax purposes.) The dividend will be paid on January 23, 1997, to shareholders of record on December 31, 1996.


(8)  DERIVATIVE FINANCIAL INSTRUMENTS


          In October, 1994, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 119, Disclosure about Derivative Financial Investments and Fair Value of Financial Instruments. The Fund has not entered into any such investment or investment contracts. A covered call option contract is a form of a financial derivative instrument. The Fund's investment and policy restrictions do permit the Fund to sell or write covered call option contracts under certain circumstances and limitations as set forth in the Fund's prospectus.



                                      -27-
FINANCIAL HIGHLIGHTS*


          Per share income and capital changes for a share outstanding for each of the last five years were:





                                            1996      1995      1994      1993      1992

Net Asset Value, Beginning of Period     $21.54    $17.10    $17.80    $17.51    $17.30


Income From Investment Operations

  Net Investment Income                  $  .55    $  .58    $  .59    $  .61    $  .63
  Net Gains or (Losses) on Securities
   (both realized and unrealized)
                                           3.28      4.63      (.52)      .46       .37
                                           ----      ----      -----     ----     ------

     Total From Investment Operations    $ 3.83    $ 5.21    $  .07    $ 1.07    $ 1.00

Less Distributions

  Dividends from net investment income     (.55)     (.58)     (.59)     (.61)     (.63)
  Distributions from capital gains         (.26)     (.19)     (.18)     (.17)     (.16)
                                          ------     -----     ------    -----     ------

    Total Distributions                  $ (.81)   $ (.77)   $ (.77)   $ (.78)   $ (.79)
                                          ------     ------    -----     -----     ------


Net Asset Value, End of Period           $24.56    $21.54    $17.10    $17.80    $17.51
                                         ======    ======    ======    ======    ======


Ratios/Supplemental Data


  Net Assets, End of Period
   (in thousands)
                                         $29,249   $24,052   $18,096   $17,991   $17,007

  Ratio of Expenses to Average
   Net Assets**
                                             .87%      .89%      .90%      .90%      .94%

  Ratio of Net Income to
   Average Net Assets **<F6>
                                            3.23%     3.80%     4.25%     4.32%     4.57%

  Portfolio Turnover Rate                     11%        7%       10%       11%        7%





         * Per share income and capital change data is computed using the weighted average number of shares outstanding method.
     <F6>** Average net asset data is computed using monthly net asset value figures.


Shareholder Letter                     MD&A-1          January 23, 1997

Bridges Investment Fund, Inc.                                January 23, 1997
 Shareholder Communication
 Annual Report for 1996

                      MANAGEMENT'S DISCUSSION AND ANALYSIS

Introduction
------------


     The following information is provided in response to Item 5 and Item 5A in the Form N-1A to be filed annually under the Investment Company Act of 1940 with the Securities and Exchange Commission in Washington, D.C. The Form N-1A prescribes certain information that is to be included in the Prospectus for the Fund.

Item 5(c)
---------


     Item 5(c) requires the disclosure of the name and title of the person or persons employed by or associated with the Fund's investment adviser, Bridges Investment Counsel, Inc., who are primarily responsible for the day-to-day management of the Fund's portfolio as well as the length of their service and business experience during the past five years.

     Mr. Edson L. Bridges II, President of the Fund and President of Bridges Investment Counsel, Inc., is primarily responsible for the day-to-day management of the Firm's portfolio. Mr. Bridges II has conducted this responsibility for the past five years, and, in fact, for the entire span of the Fund's more than 33 years of operation.

     Mr. Edson L. Bridges III, Executive Vice President of the Fund and Executive Vice President - Investments, of Bridges Investment Counsel, Inc., is the back-up person for the day-to-day operation of the Fund's portfolio. Mr.

Shareholder Letter                     MD&A-2              January 23, 1997

Bridges III has dedicated the last five years as a research person and portfolio manager for Bridges Investment Counsel, Inc. Mr. Bridges III has been employed in these areas of responsibility for all clients, including Bridges Investment Fund, Inc., for more than 13 years.

Item 5A.(a)
-----------


     The first response under this disclosure is Item 5A.(a) that requests the management to briefly discuss those factors, including relevant market conditions and the investment strategies and techniques pursued by the Fund's investment adviser, that materially affected the performance of the Registrant during the most recently completed fiscal year. The investment performance for 1996, the most recently completed fiscal year, was a 17.92% total return for a $10,000 investment with cash distributions reinvested in shares of capital stock in the Fund. This number differs from the 17.77% total return reported on page one because that earlier calculation did not reinvest dividends and the capital gains distribution and did not include the cost of five reinvestment transaction fees.

     The statistical information shown in Table 1 is taken from quarterly appraisal reports prepared by Bridges Investment Counsel, Inc. for the management and Directors of Bridges Investment Fund, Inc. These reports state the investment position of the Fund's portfolio as of December 31, 1995, and December 31, 1996. The changes in asset allocations by classes of securities should be of assistance in identifying the factors that materially affected the Fund's investment performance during 1996. Refer to Table 1, on pages 8 and 9:


     As shown on Table, 1, the total market value of the Fund's portfolio grew 22.27% during 1996 to a new all-time high of $29,415,159. The book value or investment cost basis paid for securities increased $1,845,618 to $19,075,366

Shareholder Letter                     MD&A-3            January 23, 1997

for an increase of 10.71% for the twelve months ended December 31, 1996. At year-end 1996, the estimated annual income for the Fund's portfolio securities was $914,451, up 9.49%% from the $835,164 forecast made one year earlier.

     During 1996, cash reserves were increased $1,018,747 to $3,103,915 to build assets for the acquisition of more attractive values in common stocks on the next significant downward price correction in the stock market. Some of these reserves would also be allocated to purchases of corporate bonds, if interest rates should rise to more rewarding levels.

     The book value or cost basis in U.S. Treasury Securities was raised $482,612 or 16.41% during 1996 to maintain and raise the stream of interest income to support quarterly dividend payments to shareholders and to pay operating expenses. The market value improvement for this group of securities was only 10.31% for 1996, reflecting lower prices and higher yields that developed during the year in comparison to the year-end 1995 levels. Overall, the U.S. Treasury Securities experienced a 5.25% decline in unrealized appreciation for 1996 due to the higher interest rates and other factors.

     Bond calls by corporate issuers caused the Fund's positions in bonds, debentures, and notes to decline by $157,160 during 1996. The increased interest rate environment brought about a market value reduction of about $32,793 over the same period of time. Some convertible debentures were sold with the proceeds invested elsewhere, with the result that the converted assets in the group declined 37.78% or $181,698 at cost to $299,265 at the end of the year.

     The portfolio's entire beginning of the year position in convertible preferred stocks was called for conversion during 1996. The Fund received the underlying common stocks in exchange for the preferred stocks. One new convertible preferred stock was added back to this group.

Shareholder Letter                     MD&A-4          January 23, 1997

     Commitments to common stocks were built up $867,498 at cost to $11,400,758 during 1996, an increase of 8.24% over year-end 1995. The new companies added to the portfolio were: Cisco Systems, Inc., HNC Software, Inc. MemberWorks, Inc., Amgen, Inc., First USA, Inc., Home Depot, Inc., and West Teleservices Corporation.

     The leading common stocks in the Fund's portfolio in terms of market performance during 1996, listed in order of the greatest percentage advance to the least gain from the beginning of the year were: Intel Corporation, Microsoft Corporation, Cisco Systems, Inc., International Business Machines Corporation, Nike, Inc., Bristol-Myers Squibb Co., E.I. DuPont DeNemours & Company, Monsanto Company, State Street Boston Corp., and First USA, Inc. During 1996, the greatest increase for one of these ten companies was 140%, and the smallest gain was 50%.

     At year-end, the key characteristics of the Fund's common stock portfolio that are indicators for future higher values for the next one-to-five years are set forth below. The data is based on the dollar-weighted representation of companies at market value in the portfolio:

Shareholder Letter                     MD&A-5             January 23, 1997

                  Sales          Price/                           Mean Est.
Indicator:        5 Yr.          Earnings         EPS             EPS               Historical                     LTD %
                  Growth         Ratio            Change          Growth            EPS    1995          of Total
                  Rate           1997 EPS         '96-'97         Next 5 Yrs.       Stability            ROE       Capital

Indicator         12.9%          19.6x            18.2%           14.8%             9.0%                 19.3%     23.3%
 Value

Definitions:  EPS  -- Earnings per share
                    ROE  -- Net after-tax income return as a percent of common equity
                    LTD  -- Long-term debt as a percent of total shareholder equity and long-term liabilities
                    Stability -- Consistency of earnings per share on growth trend line

Shareholder Letter                     MD&A-6            January 23, 1997

     The recent price/earnings ratio of 19.6x estimated earnings per share for 1997 is significantly above the normal long-term average of 13 times for the general market. The potential earnings per share gain of 18.2% for 1997 represents a forecast for a substantial improvement over 1996. The 14.8% per year forecast for earnings per share growth for the next five years represents an improvement over 1996 expectations at the same point in time. The same data base is used each year to present these readings. We believe the 19.6x price/earnings ratio figure may be somewhat overstated due to our understatement of earnings per share in the data base.

     The Fund holds commercial paper and U.S. Treasury securities for a potential reserve for securities purchases and for the development of investment income to pay operating expenses and a modest dividend. The Fund owns corporate bonds to achieve the highest interest income available in support of its dividend policy. Until 1994, interest rates have been declining since the early 1980's in a secular trend. New two-decade low rates were reached in 1993, thereby reducing the realized actual and potential interest income for the portfolio. The Fund's quarterly and year-end extra dividends declined slightly in response to the long-term downtrend in interest rates. A record of the Fund's past five-year dividend payments can be found on page 27 of the audited financial statements.

     Convertible debentures and preferred stocks were selected over straight preferred stocks, bonds, and debentures to protect the market value of the instruments against large unrealized losses in the event interest rates reversed in 1996 and later years. Convertible securities were also selected to provide an annual income return on investment of 5%-6% compared to the 1%-2% average current return available from common stocks in 1996.

Shareholder Letter                     MD&A-7            January 23, 1997

     In conclusion, the Fund's management maintained a consistent course with the past in terms of the continued employment of traditional growth stocks for the predominant objective for the common stock segment of the total portfolio. Some yield common stocks, convertible securities, corporate bonds, and U.S. Treasury securities were utilized to develop predictable income streams to cover operating expenses and to make dividend payments that were $.55 per share on a beginning net asset value per share of $21.54 for a current return of 2.55% for a one-year investment in the Fund.



Item 5A.(b)
-----------

     The Fund is required to provide a line graph comparing the initial account value and subsequent account values at the end of each of the most recently completed ten fiscal years of the Fund, assuming a $10,000 investment in the Fund at the beginning of the first fiscal year to the same investment over the same periods in an appropriate broad-based securities market index. In a table placed within or contiguous to the graph, the Fund's average annual total returns for the one, five, and ten-year periods ended on the last day of the most recent fiscal year, computed in accordance with applicable SEC regulations and guidelines, are provided.

     This line graph appears on page MD&A 10. The information on the line graph is set forth without amplifying commentary. However, the interpretative discussion that precedes and follows in this section of the Annual Shareholder Report for 1996 is an integral part of the overall presentation concerning investment performance.

Shareholder Letter                     MD&A-8           January 23, 1997

     The assumptions for the preparation of data to compute performance for the Standard & Poor's 500 Composite Index and for Bridges Investment Fund, Inc., along with other items of information and analysis appear at pages MD&A 11.

     The Standard & Poor's 500 Composite Stock Index was chosen as the appropriate broad-based market index for comparison with our Fund for the purpose of benchmarking the results of a 100% common stock investment as an alternative to an investment in our Fund. Common stocks would average about 70% of total market value in the Fund's portfolio over the last decade. This observation means that our Fund's investment record cannot be expected to match the results of a securities investment in the Standard & Poor's 500 Composite Index because the same degree of risk/reward has not been assumed by the Fund. Nevertheless, the S&P 500 has the best data for tracking the general price trends for large capitalization, widely owned stocks, a representative list of which is held by our Fund.

Item 5A.(c)
-----------

     This response addresses the impact that any policy or practice as to the maintenance of a specified level of distributions to shareholders had on investment strategies of the Fund and the per share net asset value during the Fund's last fiscal year -- 1996.

     The management of the Fund has generally tried to maintain a $.14-$.16 per share quarterly dividend payment to the shareholders since 1983. The impact of this policy in 1996 was to restrain the total dollars allocated to common stocks and thereby to limit, to the degree that more than 75% of total asset allocations to stocks were not made, the upside price appreciation potential for the net asset value per share. The choice of acquiring convertible debentures and convertible preferred stocks was also influenced by this policy to develop significant streams of income.

Shareholder Letter                     MD&A-9              January 23, 1997


     Shareholders should be aware that the income return component on certain stocks and bonds may provide a modicum of protection against downward moves in comparison to low and non-dividend paying common stocks in bear market situations when they arise from time to time. The Fund's management believed a significant price correction for common stocks was possible during 1996 due to the advanced, high level for the popular stock market averages that are in long uptrends dating back to lows in 1990, 1987, 1982, and 1974. Therefore, yield bearing securities are regularly acquired and held for defensive purposes.

     There will be one dividend payment taxable to 1996 and payable on January 23, 1997, that included a return of capital of $.0035 per share. Please refer to the accompanying letter entitled Information for your Federal Income tax Return - 1996 dated January 23, 1997, for complete details. The return of capital resulted from the utilization of amounts reserved in the Fund's equalization account that protects existing shareholders from a dilution of their proportionate allocation of income from new shares being subscribed less amounts of accumulated income allocated to shares redeemed.

     The disclosures required for Item 5(c) and Item 5A.(a), (b), and (c) conclude at this point in this text.

Further Observations by Management
----------------------------------

     The Portfolio Manager's Views -- At no time has the senior portfolio manager represented to the Board of Directors, the management of Bridges Investment Counsel, Inc., or the shareholders of the Fund that our portfolio of securities will be operated to match or exceed the investment results for any particular securities price index or group of indices. The portfolio manager attempts to be well invested in quality securities selected to achieve the long-

Shareholder Letter                     MD&A-10          January 23, 1997

term growth of common stock values and the development of a modest amount of current income.


     Direction of Disclosures -- The direction of disclosures by mutual funds
     ------------------------
will be to provide a greater amount of information on investment results. Those requirements placed upon fund management will intensify the need to develop competitive returns to confirm management's ability and skill, or the search will deepen to find or create a composite index that justifies the funds' results as they unfold. Our Fund's disclosure for the 1996 Annual Report was made on the same basis as in past years to the Standard & Poor's 500 Composite Index even though the calculations present an unfavorable comparison because management anticipates that the investment results for our Fund are well known to its investors with or without the graphic presentations, and that a 10.92% per ten year long-term annual return has been acceptable to our shareholders.

     Board of Director Views -- The Fund's Board of Directors has discussed and
     -----------------------
will continue to address the establishment of reasonable investment objectives that should be reached regularly by management over a number of years. Those targets may or may not be communicated to shareholders, as expectations should not be raised to unrealistic levels, nor can such figures be used as a means of encouraging or influencing a prospective investment in the Fund. The Board may conclude that the Fund as operated should be classified as a balanced fund rather than a growth and income fund, as total return comparisons are made for the Board between our Fund and other small mutual funds in both the balanced and growth and income categories. There were no resolutions adopted by the Fund's Board of Directors with respect to a change in the representation of the Fund as a growth and income open-end investment company during 1996.

     The Board has heard reports from the management of the Fund that Bridges Investment Counsel, Inc. or a new affiliate organization may sponsor several new

Shareholder Letter                     MD&A-11           January 23, 1997

mutual funds to provide a range of choices for investment objectives, one of which would be a fixed income alternative and the other a capital appreciation common stock fund. In this possible environment, Bridges Investment Fund, Inc. could be positioned in between the other two choices for prospective investors as a balanced fund. No decisions have been made regarding any of these matters other than to conduct research into these possible opportunities.


     The Determinants of Investment Returns -- Investment returns are a function
     --------------------------------------
of many variables. The governing factors are the beginning date for the calculation, the ending date for the calculation, and the securities owned in the subject portfolio for the intervening periods. The long-term investment returns in our Fund were achieved without assuming a maximum risk/reward position. Midstream in the 1984 to 1995 time frame, there was the most significant market crash in October, 1987, since the famous October, 1929, crash that was associated with the Great Depression of the 1930's. The Board of Directors of the Fund requested the management of the Fund to invest more conservatively in 1988 than in prior years. The result was a reduction of about 10% in the total assets committed to common equities. The value of $10,000 invested in our Fund versus the S&P 500 investment begins to trail the Composite Index by a wider margin after 1988 than in earlier years.

     History of Calculations for MD&A Page 10 -- The table that appears on page
     -----------------------------------------
10 sets forth the dollars reported for a $10,000 investment in Bridges Investment Fund, Inc. and the Standard & Poor's 500 Composite Stock Index in the one year, five year, and ten year illustrations. One purpose for this presentation is to demonstrate the dynamics that result from dropping off the base year and starting with a new one. The data for each Annual Shareholder Report Management's Discussion and Analysis will be published to portray the volatility and/or consistency of the returns as they develop over the years.

Shareholder Letter                     MD&A-12           January 23, 1997

The level of prices at the opening of the investment and at the time of the last calculation carry the dominant forces in the determination of the final results:

Shareholder Letter                     MD&A-13            January 23, 1997

                                       Value of a $10,000 Investment
                                       -----------------------------
                                                  % Chg.                     % Chg.                   % Chg.
Annual                                            Prior                      Prior                       Prior
Report                                            Yr.                        Yr.                         Yr.
Year        Investment               1 Yr.        Disclo.       5 Yr.        Disclo.       10 Yr.        Disclo.

1993        BIF, Inc.                10,618       N.C.          17,154       N.C.          27,656  N.C.
1994        BIF, Inc.                10,033        -5.5         13,882       -19.1         27,502  -0.6
1995        BIF, Inc.                13,066       +30.2         18,031       +29.9         27,949  +1.6
1996        BIF, Inc.                11,792        -9.8         17,566        -2.6         28,186  +0.8

1993        S&P 500                  11,010       N.C.          19,703       N.C. 39,656   N.C.
1994        S&P 500                  10,122        -8.1         15,153       -23.1         37,800  -4.7
1995        S&P 500                  13,661       +35.0         21,334       +40.8         39,519  +4.6
1996        S&P 500                  12,229       -10.5         20,134       - 5.6         41,001  +3.8

Sources:  Graphs in MD&A Reports 1993 through 1996
N.C.:     Not Calculated

Shareholder Letter                     MD&A-14         January 23, 1997


The change in the base year for the five year calculations was particularly dramatic for the 1994 disclosure. With respect to the calculation for the $10,000 investments in the S&P 500 Composite Index, the values calculated do not have deductions for operating expenses and brokerage expenses that are reflected in the values shown for an investment in the Fund. The values shown for the S&P 500 Composite Index may not be similar to data prepared by other issuers of this type of information due to the methodology and timing for the reinvestment of dividends received by S&P companies. Please refer to MD&A, page 11, for further information.


     Integrity and Trust -- In the final analysis, investors make judgments
     -------------------
about organizations and the persons who manage and operate them. There can and should be a strong faith and trust factor that develops over time. Our investment record is based upon extensive research efforts and conservative judgments. The process to improve efforts is a continuing one, particularly with respect to addressing the implementation of what we know to the investment selection process. The results of the changes in this direction will probably be an increase in the portfolio turnover to adjust better to rapidly changing market conditions. The management believes that its organization and people are at the highest level of proficiency now than at any time in our entire relationship with the Fund.

                                             Respectfully submitted,


                                             Edson L. Bridges II
                                             President

Shareholder Letter                     MD&A-15           January 23, 1997


ELBII:kjs

Shareholder Letter                     MD&A-16           January 23, 1997

                            Table 1:  Comparative Investment Positions of Bridges Investment Fund, Inc.
                                                 on December 31, 1995, and December 31, 1996

                                                                                         Numeric                %
                                              12/31/95             12/31/96              Change                 Change

Asset

Cash Reserves:

    Market Value                              $ 2,085,168            $ 3,103,915             $1,018,747           +48.86
    Book Value                                  2,085,168            $ 3,103,915              1,018,747           +48.86

    Unrealized Gain or (Loss)                           0                      0                      0            --
       Market Value/Book Value                        100.00                 100.00                 100.00
    Annual Income-Estimated                    $  104,475            $   156,950             $   52,475           +50.23

U.S. Treasury Securities:

    Market Value                              $ 3,159,375            $ 3,485,000             $  325,625           +10.31
    Book Value                                  2,941,257              3,423,919                482,662           +16.41

    Unrealized Gain or (Loss)                 $   218,118            $    61,081             $ (157,037)          -72.00
       Market Value/Book Value                        107.42                 101.78                  (5.64)       - 5.25
    Annual Income-Estimated                   $   236,500            $   268,125             $   31,625           +13.37

Corp. Bonds, Debentures & Notes:

    Market Value                              $   940,464            $   750,511             $ (189,953)          -20.20
    Book Value                                    866,744                709,584               (157,160)          -18.13

    Unrealized Gain or (Loss)                 $    73,720            $    40,927             $  (32,793)          -44.48
    Market Value/Book Value                           108.51                 105.77                   2.74        - 2.53

Shareholder Letter                     MD&A-17             January 23, 1997

    Annual Income-Estimated                   $    71,462            $    58,525             $  (12,937)          -18.10

Convertible Debentures:

    Market Value                              $   466,806            $   291,375             $ (175,431)          -37.58
    Book Value                                    480,963                299,265               (181,698)          -37.78

    Unrealized Gain or (Loss)                 $   (14,157)           $   ( 7,890)            $ (  6,267)          -54.27
       Market Value/Book Value                         97.06                  97.36                   0.30        + 0.31
    Annual Income-Estimated                   $    30,834            $    16,312             $  (14,522)          -47.10

Convertible Preferred Stock:

    Market Value                              $   397,875            $   135,000             $ (262,875)          -64.07
    Book Value                                    322,355                137,925               (184,430)          -57.21

    Unrealized Gain or (Loss)                 $    75,520            $   ( 2,925)            $ ( 78,450)            N.M.<F71>
       Market Value/Book Value                        123.43                  97.68                 (25.75)       -21.86
    Annual Income-Estimated                   $    20,250            $     6,375             $  (13,875)          -68.52

Common Stock:

    Market Value                              $17,007,998            $21,649,358             $4,641,360           +27.29
    Book Value                                 10,533,260             11,400,758                867,498           + 8.24

    Unrealized Gain or (Loss)                 $ 6,474,738            $10,248,600             $3,773,862           +58.29
       Market Value/Book Value                        161.47                 189.89                  28.42        +17.60
    Annual Income-Estimated                   $   371,643            $   408,164             $   36,521           + 9.83


Table 1 (Continued)
                                                                                         Numeric                %
                                              12/31/95             12/31/96              Change                 Change


Shareholder Letter                     MD&A-18                          January 23, 1997

Total Portfolio:

    Market Value                              $24,057,687            $29,415,159             $5,357,472           +22.27
    Book Value                                 17,229,748             19,075,366              1,845,618           +10.71

    Unrealized Gain or (Loss)                 $ 6,827,939            $10,339,739             $3,511,854           +51.43
       Market Value/Book Value                        140.21                 154.20                  13.99          9.98
    Annual Income-Estimated                   $   835,164            $   914,451             $   79,287            +9.49

N.M.-Calculation Not Statistically Meaningful<F71>
Note:  The statistics shown above are obtained from internal management reports that may or may not precisely agree with audited financial data.

Shareholder Letter                     MD&A-19            January 23, 1997




                                                  12/31/95
                                                  12/31/96
Portfolio Diversification       % of Mkt. Val.   % of Mkt. Val.

Cash Reserves                         8.7            10.5
U.S. Treasury Securities             13.1            11.8
Corp. Bonds, Deb. & Notes             3.9             2.6
Convertible Debentures                1.9             1.0
Convertible Preferred Stocks          1.7             0.5
Common Stocks                        70.7            73.6

Total                               100.0           100.0








Graph to demonstrate the "Comparison of Change in Value of a $10,000
Investment in Bridges Investment Fund, Inc. and the Standard and Poors
500 Index"

Shareholder Letter                     MD&A-20            January 23, 1997

            BIF     S&P 500
Year
1986    10,000.00   10,000.00
1987    10,077.68   10,444.59
1988    10,625.15   12,160.00
1989    13,011.99   15,993.90
1990    13,248.25   15,489.04
1991    16,032.61   20,213.73
1992    16,999.57   21,751.36
1993    18,069.28   23,942.47
1994    18,123.76   24,235.44
1995    23,734.52   33,343.96
1996    28,186.50   41,001.27

(Amounts in table above represent year-end market values, and are plotted as data points on a line graph in the actual annual shareholder report.)

Average Annual Total Return for Bridges Investment Fund, Inc.:
     1 Year         17.92%
     5 Year         11.93%
     10 Year        10.82%

Past Performance is not predictive of future performance.



Shareholder Letter                     MD&A-21            January 23, 1997

               INFORMATION SUPPORTING AND SETTING QUALIFICATIONS
                             FOR INVESTMENT RETURNS

Assumptions
-----------

   1.The initial investment was made at the public offering price last calculated on the business day before the first day of the first fiscal year.

   2.The subsequent account values are based on the net asset values of the Fund last calculated on the last business day of the first and each subsequent fiscal year.

   3.The calculation for the final account value assumes the account was closed and the redemption was at the price last calculated on the last business day of the most recent fiscal year.

   4.All dividends and capital gains distributions by the Fund were reinvested at the price on the reinvestment dates. The dividend for the Standard & Poor's 500 Composite Index for the previous quarter was invested at the month-end price closest to the reinvestment date for the Fund.

   5.Reinvestment fees for dividend and capital gains distributions were deducted before reinvestment in shares of the Fund. The Standard & Poor's 500 Composite Index was not charged with any brokerage commissions, reinvestment fees, or operating expenses.

Appropriate Index
-----------------

     The Fund is to select an "appropriate broad-based securities market index" that is administered by an organization that is not an affiliated person of the

Shareholder Letter                     MD&A-22          January 23, 1997

Fund or its investment adviser. The securities index chosen must be adjusted to reflect reinvestment of dividends on securities in the index, but not the expenses of the Fund.

Use of Additional Indexes
-------------------------

     In addition to the required comparison to a broadly-based index, mutual fund registrants with the Securities and Exchange Commission are urged to compare their performances to other more narrowly-based indexes that reflect the market sectors in which they invest. Management has investigated commercial paper, Treasury Bill, Treasury Note, Treasury Bond, and Corporate Bond indexes to cover those portfolio segments not invested in the common stock market. Some problems with comparable information have been encountered. Therefore, at this point in time, the Fund management has decided not to present the comparisons to the more narrow indices.

